                                                                   EXHIBIT 10.18


               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT


         This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of November 14, 2001, by and between Greyhound Lines, Inc., a Delaware corporation ("Borrower"), the various financial institutions that are or may from time to time become parties to the Agreement referred to below (collectively, the "Lenders" and each individually a "Lender"), and Foothill Capital Corporation, a California corporation as agent for the Lenders ("Agent") in light of the following:

         A. Borrower, Lenders, and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 24, 2000 (the "Agreement").

         B. Borrower, Lenders, and Agent desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower, Lenders, and Agent hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

                  (a) The definition of "Eurodollar Rate Margin" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Eurodollar Rate Margin" means:

                  (a) 2.0% per annum from and including the Closing Date until the first adjustment pursuant to clause (b) hereof; or

                  (b) on the first day of the first month following delivery to Agent of the financial statements of Borrower required pursuant to
         Section 6.4(a) for any March, June, September, or December, commencing with December 2000, together with the corresponding certificate of Borrower's Chief Financial Officer pursuant to Section 6.4(d) for the twelve month period ending on the last day of such month, the percentage per annum set forth below corresponding to the Total Indebtedness to Consolidated Cash Flow ratio for such twelve month period:




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



               Total Indebtedness to
            Consolidated Cash Flow Ratio                Eurodollar Rate Margin
            ----------------------------                ----------------------

            4.25:1.0 or greater                         2.50%

            Less than 4.25:1.0, but greater than or     2.25%
            equal to 3.75:1.0

            Less than 3.75:1.0                          2.00%

Notwithstanding anything in this definition to the contrary, in the event that, with respect to any twelve month period of Borrower which shall end on a fiscal year end, the audited financial statements of Borrower required under Section
6.4 for such fiscal year shall indicate a Total Indebtedness to Consolidated Cash Flow ratio for such twelve month period (as determined by Agent and agreed to by Borrower) greater than that reflected in the Compliance Certificate delivered to Agent for such twelve month period (and the difference is not attributable to a change in accounting methodology), the Eurodollar Rate Margin shall be adjusted retroactively (to the effective date of the Eurodollar Rate Margin which was determined based upon the delivery of such incorrect Compliance Certificate) to reflect a Eurodollar Rate Margin based upon the Total Indebtedness to Consolidated Cash Flow ratio determined from the audited financial statements and Borrower shall make payments to Agent on behalf of the Lenders to reflect such adjustment. Any such changes in the Eurodollar Rate Margin shall only affect Eurodollar Rate Loans with Interest Periods that commenced on or after the effective date of such change.

                  (b) Section 3.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

                           3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and the Lender Group and shall continue in full force and effect for a term ending on the earlier of (a) October 24, 2003 (the "Maturity Date"), or (b) termination hereof by the Lender Group pursuant to Section 9.1(b) following an Event of Default.

                  (c) Subsection (i) of Section 2.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) Subject to the terms and conditions of this
Agreement, Agent agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by Issuer for the account of Borrower, in an aggregate undrawn and unreimbursed amount not to exceed on any date the least of (x) the Borrowing Base less the aggregate amount of all Advances outstanding on such date, (y) the Maximum Revolving Amount less the aggregate amount of all Advances outstanding on such date, and (z) $35,000,000.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier event).

         4. NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Payment by Borrower to Agent, for the ratable benefit of the Lenders, of an amendment fee in the aggregate amount of $625,000, such fee to be charged to Borrower's loan account pursuant to Section 2.7(e) of the Agreement;

                  (b) Receipt by Agent of a copy of this Amendment executed by Borrower and Lenders.

         6. CONDITION SUBSEQUENT. As a condition subsequent to the effectiveness of this Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed shall permit the Agent to create a reserve against the Borrowing Base under Section 2.1(a)(y) after October 24, 2002, by such amount as determined by Agent in its sole discretion):

                  (a) Within 45 days of the date of this Amendment, Borrower shall have delivered to Agent endorsements to the policies of title insurance with respect to the Core Real Property Collateral and amendments to Mortgages, the form and substance of which shall be reasonably satisfactory to Agent and its counsel.

         7. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's reasonable out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, title insurance endorsement, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   as Agent and as a Lender

                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------


                                   CONGRESS FINANCIAL CORPORATION,
                                   as a Lender

                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------


                                   FLEET CAPITAL CORPORATION,
                                   as a Lender
                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------


                                   TRANSAMERICA BUSINESS CREDIT,
                                   as a Lender

                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------


                                   SUNROCK CAPITAL CORP.,
                                   as a Lender

                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------


                                   GREYHOUND LINES, INC.

                                   By:
                                      ------------------------------------------
                                      Title:
                                            ------------------------------------

                  Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group (as defined in each Continuing Guaranty) respecting the obligations of Greyhound Lines, Inc., a Delaware corporation ("Borrower") owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                           ATLANTIC GREYHOUND LINES OF
                                           VIRGINIA, INC.,
                                           a Virginia corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer

                                           SISTEMA INTERNACIONAL DE
                                           TRANSPORTE DE AUTOBUSES, INC.,
                                           a Delaware corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer

                                           GLI HOLDING COMPANY,
                                           a Delaware corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer

                                           TEXAS, NEW MEXICO & OKLAHOMA
                                           COACHES, INC.,
                                           a Delaware corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer

                                           VERMONT TRANSIT CO., INC.,
                                           a Vermont corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           T.N.M. & O. TOURS, INC.,
                                           a Texas corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           PEORIA ROCKFORD BUS LINES, L.L.C.,
                                           a Delaware limited liability company

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           ASI ASSOCIATES, INC.,
                                           a Hawaii corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           CAROLINA COACH COMPANY,
                                           a Virginia corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer

                                           SEASHORE TRANSPORTATION COMPANY,
                                           a North Carolina corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           LSX DELIVERY, L.L.C.,
                                           a Delaware limited liability company

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           VALLEY GARAGE COMPANY,
                                           a Texas corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           VALLEY TRANSIT CO., INC.,
                                           a Texas corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer


                                           ON TIME DELIVERY SERVICE, INC.,
                                           a Minnesota corporation

                                           By:
                                              ---------------------------------
                                              Jeffrey W. Sanders
                                              Senior Vice President and
                                              Chief Financial Officer








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